SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 2, 2005


                              STATION CASINOS, INC
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             (Exact name of registrant as specified in its charter)


          Nevada                    000-21640               88-0136443
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(State or other jurisdiction      (Commission            (I.R.S. Employer
     of incorporation)            File Number)          Identification No.)


 2411 West Sahara Avenue, Las Vegas, Nevada                89102
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  (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code: (702) 367-2411
                                                    ----------------------------

                                       N/A
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          (Former name or former address, if changed since last report)




ITEM 8.01    OTHER EVENTS

     On June 2, 2005, Station Casinos, Inc. issued a press release announcing the sale of $200 million 6 7/8% senior subordinated notes due March 1, 2016. A copy of the press release is attached to this Current Report as Exhibit 99.1.

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Station Casinos, Inc.



Date: June 2, 2005                   By: /s/ Glenn C. Christenson
                                         ---------------------------------------
                                         Glenn C. Christenson
                                         Executive Vice President, Chief
                                         Financial Officer, Chief Administrative
                                         Officer and Treasurer